Exhibit 10.10

AGRIFY CORPORATION

INVESTOR SUBSCRIPTION AGREEMENT

This Investor Subscription Agreement (this “Agreement”) has been executed by the undersigned subscriber (the “Investor”). Upon its acceptance by Agrify Corporation, a Nevada corporation (the “Company”), it will be an agreement, dated the date of such acceptance, by and between the Investor and the Company.

WHEREAS, the Investor desires to purchase the number of shares of Series A Preferred Stock described in the certificate of designation attached hereto as Exhibit A (the “Preferred Stock” and, collectively with the Common Stock (as defined below) issuable upon the conversion thereof, the “Securities”) indicated on the signature page hereto for the price indicated on the signature page hereto.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Investor and the Company agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. As used in this Agreement, the following terms shall each have the respective meanings set forth in this Article.

“Board of Directors” shall mean the Board of Directors of the Company.

“Closing” shall mean the consummation of the purchase and sale of Securities as contemplated by this Agreement.

“Closing Date” shall mean the date that is five business days after the date that the Company counter signs this Agreement and delivers it to the Investor.

“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules promulgated thereunder.

ARTICLE II

PURCHASE AND SALE OF STOCK

SECTION 2.1 Covenants of Purchase and Sale. Subject to and upon the terms and conditions hereof, the Investor hereby irrevocably subscribes for and agrees to purchase from the Company such number of shares of Preferred Stock as set forth in the Company’s acceptance on the signature page of this Agreement and, upon acceptance by the Company of the Investor’s subscription, the Company shall sell such Preferred Stock to the Investor. Subject to the terms and conditions hereof, the Investor’s obligation to subscribe and pay for its shares of Preferred Stock shall be complete and binding upon the execution and delivery of this Agreement.

SECTION 2.2 Closing. At the Closing, which will take place at the offices of Loeb & Loeb LLP, counsel to the Company, on the Closing Date, the Investor will pay the Company the amount of money specified on the signature page hereto and the Company will issue to the Investor the Securities specified on the signature page hereto.

SECTION 2.3 Registration Rights Agreement. At the Closing, the Company will enter into a Registration Rights Agreement in the form attached hereto as Exhibit C with the Investor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

SECTION 3.1 Representations and Warranties of the Investor. (a) The Investor represents and warrants to and agrees with the Company that each of the following statements will be true on the date hereof and the Closing Date:

(a) The Investor, if an entity, has been duly formed and is validly existing in the state of its formation with all requisite power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement by the Investor has been authorized by all necessary action and this Agreement is a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) The Investor is acquiring the Securities for the Investor’s own account as principal and not with a view to, or for, resale, distribution or fractionalization thereof, in whole, or in part, subject, however, to any requirement of law that the disposition of such Investor’s property shall at all times be within its control, and no other person has or will have a direct or indirect beneficial interest in such Securities.

(d) The Investor understands that (i) it must bear the economic risk of an investment in the Securities for an indefinite period of time because, among other reasons, the offer and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and are intended to be exempt from registration under any applicable state securities laws, and (ii) notwithstanding the consent of the Company, the Securities may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the Securities Act and under any applicable state securities law, or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws, in all cases established to the satisfaction of the Company, and that the Company is under no obligation to register the Securities or to assist such Investor in complying with any exemption from the registration thereof.

(e) The Investor (i) has been furnished with, and hereby acknowledges the receipt of, a copy of the documents which have been provided to the Investor upon the Investor’s request concerning the Company, (ii) is either an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act (as described in Exhibit B hereto) or is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act (as described in Exhibit B hereto), is purchasing the Securities solely for the account of non-U.S. persons and at the time this Agreement was entered into was outside the United States, (iii) understands the risks of, and other considerations relating to, a purchase of the Securities, (iv) understands that, to the extent that any information set forth in the material previously presented to it is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail and supersede such prior information, and (v) the Investor has been given the opportunity to obtain such additional information that it believes is necessary to verify the accuracy of the information contained in the documents referred to in clause (i), above.

(f) The Investor has such knowledge and experience in financial affairs such that it is capable of evaluating the merits and risks of purchasing the Securities, and the Investor has not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement.

(g) With respect to the tax and other economic considerations related to this investment, the Investor has relied only on the advice of the Investor’s own tax, legal, accounting and financial advisers.

(h) The Investor consents to the placement of a legend on any certificate or other document evidencing the Securities and the placement of “stop transfer” instructions on any certificate or other document evidencing the Securities with the Company’s transfer agent.

(i) The Investor represents that the address furnished by the Investor in the Investor Questionnaire attached hereto as Exhibit B is the Investor’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.

(j) The Investor represents that neither the Investor nor any person having direct or indirect beneficial interests in the Securities to be acquired pursuant to this Agreement appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or has been designated a terrorist or suspected terrorist pursuant to, or leader or official of an “entity” referred to in, Executive Order 13224. The Investor further represents that the Investor does not know or have any reason to suspect that (A) the monies used to fund the Investor’s investment in the Securities have been or will be derived from or related to any illegal activities or (B) the proceeds, if any, from the Investor’s investment in the Securities will be used to finance any illegal activities. Investor further understands that Company may release information about Investor to proper authorities if Company determines that it is in the best interests of Company in light of relevant rules and regulations under the laws referenced above.

(k) The Investor understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to the Investor and that any representation to the contrary is a criminal offense.

(l) The Investor represents that the Investor was not induced to invest in the Securities by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(m) The Investor acknowledges that the representations, warranties and agreements made by the Investor herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

SECTION 4.1 Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Investor that each of the following statements will be true on the date hereof and the Closing Date:

(a) The Company has been duly formed and is validly existing as a corporation under the laws of the State of Nevada, with all requisite corporate power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and to consummate the transactions contemplated hereby.

(b) The Company is duly qualified to transact business and is in good standing in every jurisdiction in which the character of the business conducted by it or permitted to be conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company.

(c) The execution, delivery and performance of this Agreement by the Company has been authorized by all necessary corporate action and this Agreement is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(d) With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Investor or the Company in connection with the transactions contemplated by this Agreement shall survive the issue and sale of the Securities, notwithstanding any inquiry or investigation at any time made by or on behalf of the Investor or the Company.

SECTION 5.2 Agreement to Lock-Up. Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Preferred Stock or Common Stock held immediately prior to the effectiveness of the registration statement for the IPO; or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such stock or other securities, in cash or otherwise. The foregoing provisions of this Section 5.2 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 5.2 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Investor further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 5.2 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Capital Stock of each Seller (and transferees and assignees thereof) until the end of such restricted period.

SECTION 5.3 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

SECTION 5.4 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

SECTION 5.5 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable

SECTION 5.6 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

SECTION 5.7 Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising pursuant to this Agreement, and hereby unconditionally and irrevocably waives any objection to venue in New York, New York, and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by applicable law. Each of the parties hereto unconditionally and irrevocably WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO SEEK A JURY TRIAL in any such action, suit or other proceeding.

SECTION 5.8 Counterparts. This Agreement may be executed in any number of separate counterparts, by facsimile or other electronic transmission, each of which shall be deemed an original, but the several counterparts shall together constitute but one and the same agreement of the parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed this Investor Subscription Agreement effective as of the ___ day of __________, 2020.

If Investor is an entity, sign here:	U.S. Tax ID Number or Social Security Account Number (as applicable):

(Name of entity)

(if none, so state)

By:
Name:
Title:

(Print Name and Title of Authorized Signatory)

If Investor is an individual, sign here:

Signature:

Print Name:

Number of shares of Preferred Stock subscribed for at $100 per share: __________

Aggregate Purchase Price: $___________

WIRE TRANSFER INSTRUCTIONS

The wire transfer instructions for the Company’s account are as follows:

ACCEPTANCE OF SUBSCRIPTION

Accepted as to ___________ shares of Preferred Stock for $______________ Aggregate Purchase Price.

Date Subscription Accepted:

AGRIFY CORPORATION

By:
Name: Raymond Chang
Title: CEO